WARRANTS LIABILITY, AT FAIR VALUE	12 Months Ended
Dec. 31, 2016
Fair Value Disclosures [Abstract]
Derivatives and Fair Value [Text Block]
NOTE 7 – WARRANTS LIABILITY, AT FAIR VALUE

The Company allocated approximately $244,000 and $168,000, for the years ended December 31, 2016 and 2015, respectively, of proceeds from its units under the Private Placement Memorandum ("PPM", See also Note 10.F. and 2.M.) to the fair value of 4,518,406 and 3,106,000 warrants issued during 2016 and 2015, respectively, in connection with the PPM that are classified as a liability. The warrants are classified as a liability because of provisions in such warrants that allow for the net cash settlement of such warrants in the event of certain fundamental transactions, as defined in the warrant agreement (some of which are not considered solely within the control of the Company). The valuation of the warrants is determined using the Black-Scholes Model. This model uses inputs such as the exercise price of the warrant, volatility, risk free interest rate and expected life of the instrument. The Company has determined that the warrants liability fair value measurement should be classified within Level 3 of the fair value hierarchy by evaluating each input for the Black-Scholes Model against the fair value hierarchy criteria and using the lowest level of input as the basis for the fair value classification. There are six inputs: price of the Company’s common stock on the day of evaluation; the exercise price of the warrants; the remaining term of the warrants; the volatility of the Company’s common stock (subject to a predetermined minimum as defined in the warrant agreement); annual rate of dividends; and the risk free rate of return. Of those inputs, the exercise price of the warrants and the remaining term are readily observable in the warrants agreement. The annual rate of dividends is based on the Company’s expectation of not declaring dividends during the term of the warrants. The price of the Company’s common stock would fall under Level 2. The risk free rate of return is a Level 2 input, while the volatility is a Level 3 input in accordance with the fair value accounting guidance. Since the lowest level input is a Level 3 input, the Company determined the warrants liability fair value measurement is most appropriately classified within Level 3 of the fair value hierarchy. This liability is subject to fair value mark-to-market adjustment each reporting period. The calculated value of the warrants liability was determined using the Black-Scholes option-pricing model with the following assumptions: the initial warrants liability valuation has an expected life of 3.0 years, expected annual minimum volatility of 100% and a risk free rate of 1.0%. The assumptions used for the December 31, 2016 and 2015 warrants liability valuation was a weighted average expected life of 1.89 and 2.4 years as of December 31, 2016 and 2015 respectively, expected annual minimum volatility of 100% and a risk free rate of 1.0%. As a result, the Company recognized the change in the fair value of the warrant liability as a non-operating expense of $117,577 and $35,188 for the years ended December 31, 2016 and 2015, respectively. The resulting fair value of the warrant liability at December 31, 2016 and 2015 was $259,716 and $132,847, respectively, and is reflected in the accompanying balance sheets.